EXHIBIT 10.50

State of Delaware

Department of Labor

Office of Workers’ Compensation

Indemnity Bond

Bond No. 1316099

Know All Persons By These Presents that the undersigned surety does hereby agree to indemnify Labor Ready Northeast, Inc. (“Principal”) in an amount up to and including Seven Hundred Fifty Thousand Dollars ($750,000.00) payable upon the failure of Principal to pay benefits under Title 19, Chapter 23 of the Delaware code that Principal is legally obligated to pay.

Surety: Great American Insurance Company

Dated:	June 29, 2001	/s/ Patrick D. Dineen
Patrick D. Dineen, Attorney-in-Fact

Address:

580 Walnut Street
Cincinnati, Ohio 45202
513.369.5000

GREAT AMERICAN INSURANCE COMPANY®

580 WALNUT STREET • CINCINNATI, OHIO 45202 • 513-369-5000 • FAX 513-723-2740

The number of persons authorized by
this power of attorney is not more than	No. 0	17201

SEVEN	POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:  That the GREAT AMERICAN INSURANCE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Ohio, does hereby nominate, constitute and appoint the person or persons named below its true and lawful attorney-in-fact, for it and in its name, place and stead to execute in behalf of the said Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof; provided that the liability of the said Company on any such bond, undertaking or contract of suretyship executed under this authority shall not exceed the limit stated below.

Name	Address	Limit of Power
JAY A. MILEY	ALL OF	ALL
PATRICK D. DINEEN	SEATTLE, WASHINGTON	UNLIMITED
HEIDI BROCKUS
KRISTA M. STROMBERG
KATHIE L. WIEGERS
TEVY LOR
SUZANNE HOLDEN

This Power of Attorney revokes all previous powers issued in behalf of the attorney(s)-in-fact named above.

IN WITNESS WHEREOF the GREAT AMERICAN INSURANCE COMPANY has caused these presents to be signed and attested by its appropriate officers and its corporate seal hereunto affixed this 18th day of April, 2001

Attest	GREAT AMERICAN INSURANCE COMPANY

STATE OF OHIO, COUNTY OF HAMILTON - ss:

On this 18th day of April, 2001, before me personally appeared DOUGLAS R. BOWEN, to me known, being duly sworn, deposes and says that he resided in Cincinnati, Ohio, that he is the Vice President of the Bond Division of Great American Insurance Company, the Company described in and which executed the above instrument; that he knows the seal; that it was so affixed by authority of his office under the By-Laws of said Company, and that he signed his name thereto by like authority.

This Power of Attorney is granted by authority of the following resolutions adopted by the Board of Directors of Great American Insurance Company by unanimous written consent dated March 1, 1993.

RESOLVED:  That the Division President, the several Division Vice Presidents and Assistant Vice Presidents, or any one of them, be and hereby is authorized, from time to time, to appoint one or more Attorneys-In-Fact to execute on behalf of the Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof; to prescribe their respective duties and the respective limits of their authority; and to revoke any such appointment at any time.

RESOLVED FURTHER: That the Company seal and the signature of any of the aforesaid officers and any Secretary or Assistant Secretary of the Company may be affixed by facsimile to any power of attorney or certificate of either given for the execution of any bond, undertaking, contract or suretyship, or other written obligation in the nature thereof, such signature and seal when so used being hereby adopted by the Company as the original signature of such officer and the original seal of the Company, to be valid and binding upon the Company with the same force and effect as though manually affixed.

CERTIFICATION

I, RONALD C.  HAYES, Assistant Secretary of Great American Insurance Company, do hereby certify that the foregoing Power of Attorney and the Resolutions of the Board of Directors of March 1, 1993 have not been revoked and are now in full force and effect.

Signed and sealed this 29th day of June, 2001

All-Purpose

Certificate of Acknowledgment

State of	Washington

County of	King

On June 29, 2001 before me, Kathie L. Wiegers,
DATE	NAME OF NOTARY PUBLIC

personally appeared Patrick D. Dineen
NAME(S) OF SIGNER(S)

☒ personally known to me - OR

proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

/s/ Kathie L. Wiegers
SIGNATURE OF NOTARY PUBLIC

Though the data below is not required by law, it may prove valuable to persons relying on the document and prevent fraudulent reattachment of this form.

CAPACITY CLAIMED BY SIGNER	DESCRIPTION OF ATTACHED DOCUMENT(S)
Attorney-in-Fact	Type of Document
Indemnity Bond
Bond No. 1316099

Number of Pages

One (1)

Date of Document

June 29, 2001

Signer(s) Other Than Named Above

None

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

Great American Insurance Company